EXHIBIT 32
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                             CERTIFICATION
       PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     The undersigned Chief Executive Officer and Chief Financial Officer of AMLI Residential Properties Trust ("AMLI"), each hereby certifies pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of each of their knowledge:

     (a) AMLI's Quarterly Report on Form 10-Q for the period ended June 30, 2005 filed with the Securities and Exchange
           Commission fully complies with the requirements of
           Section 13(a) or 15(d) of the Securities Exchange Act of
           1934; and

     (b) that information contained in AMLI's Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of AMLI.




Date:  August 4, 2005             By:  /s/ Gregory T. Mutz
                                       ------------------------------
                                       Gregory T. Mutz
                                       Chief Executive Officer



Date:  August 4, 2005             By:  /s/ Robert J. Chapman
                                       ------------------------------
                                       Robert J. Chapman
                                       Chief Financial Officer